UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) July 9, 2003

VENTANA MEDICAL SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	000-20931	94-2976937
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1910 Innovation Park Drive

Tuscon, AZ 85737

(Address of principal executive offices)

(520) 887-2155

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c) Exhibits

ExhibitNo.	Description
99.1	Press Release, dated as of July 9, 2003

Item 9.	Regulation FD Disclosure (pursuant to Item 12)

This information, furnished under “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

On July 9, 2003, Ventana Medical Systems, Inc. issued a press release announcing preliminary second quarter earnings results. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VENTANA MEDICAL SYSTEMS, INC.

By:	/s/ NICHOLAS MALDEN
Nicholas Malden Vice President, Chief Financial Officer and Secretary

Date: July 9, 2003

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by Ventana Medical Systems, Inc. dated July 9, 2003